SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2016

Lans Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0001422059	47-4426774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
	801 Brickell Miami, FL 33133 (305) 755-7451

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 14, 2016, the Board of Directors and shareholders holding a majority of our common stock approved a 1 for 3 reverse split of our common stock (the “Reverse Split”). The Company filed a Certificate of Amendment with the Nevada Secretary of State on April 25, 2016. The Reverse Split will become effective following approval of this corporate action by FINRA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lans Holdings, Inc.

/s/ Trevor Allen

Trevor Allen

President and Chief Executive Officer

Date: May 11, 2016

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